PUBLIC SERVICE COMPANY OF NEW MEXICO

                     MASTER DECOMMISSIONING TRUST AGREEMENT

                                       FOR

                      PALO VERDE NUCLEAR GENERATING STATION





                                                         Dated:  March ___, 1996

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                                TABLE OF CONTENTS


ARTICLE                                     TITLE                          PAGE

I        DEFINITIONS AND PURPOSE............................................  4

         1.01     Definitions...............................................  4
         1.02     Authorization............................................. 11
         1.03     Purposes.................................................. 11
         1.04     Establishment of the Fund................................. 11
         1.05     Acceptance of Appointment................................. 12
         1.06     Name of Master Trust...................................... 12
         1.07     Segregation of Master Trust............................... 12

II       DISPOSITIVE PROVISIONS............................................. 13

         2.01     Payment of Nuclear Decommissioning Costs.................. 13
         2.02     Additions to the Funds.................................... 15
         2.03     Adjustments for Excess Contributions...................... 15
         2.04     Transfers Between Funds................................... 16
         2.05     Designation of Funds...................................... 16
         2.06     Distribution of Income.................................... 16
         2.07     No Transferability of Interest in Trust................... 17
         2.08     Revocation and Termination of Agreement................... 18
         2.09     Termination of Qualified Funds............................ 19
         2.10     Distribution of Assets Upon Termination................... 19
         2.11     Alterations and Amendments................................ 20
         2.12     No Authority to Conduct Business.......................... 20

III      TRUSTEES........................................................... 21

         3.01     Designation and Qualification of Successor
                  Trustee(s)................................................ 21
         3.02     Resignation............................................... 22
         3.03     Compensation.............................................. 22
         3.04     Accounts.................................................. 22
         3.05     Tax Returns and Other Reports............................. 23
         3.06     Liability................................................. 24
         3.07     Indemnity of Trustee...................................... 26

IV       INVESTMENTS........................................................ 26

         4.01     Appointment of Investment Manager(s)...................... 26
         4.02     Direction by Investment Managers.......................... 27

V        TRUSTEE'S GENERAL POWERS........................................... 29

         5.01     Payment of Expenses of Administration..................... 29
         5.02     Extension of Obligations and Negotiation of
                  Claims.................................................... 30
         5.03     Registration of Securities................................ 30
         5.04     Location of Assets........................................ 30
         5.05     Retention of Professional Services........................ 30
         5.06     Delegation of Ministerial Powers.......................... 30

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         5.07     Powers of Trustee to Continue Until Final
                  Distribution.............................................. 31
         5.08     Voting.................................................... 31
         5.09     Power to Join in or Dissent From Certain Events........... 31
         5.10     Prohibition Against Real Estate Investment................ 32
         5.11     Discretion in Exercise of Powers.......................... 32

VI       TRUSTEE'S INVESTMENT POWERS........................................ 33

         6.01     Investment Standards...................................... 33
         6.02     Investment of Funds....................................... 34
         6.03     Management of Master Trust................................ 34
         6.04     Disposition of Investments................................ 35
         6.05     Power to Hold Uninvested Cash............................. 35
         6.06     Cash Sweep Provision...................................... 35

VII      MISCELLANEOUS...................................................... 36

         7.01     Headings.................................................. 36
         7.02     Particular Words.......................................... 36
         7.03     Parties Interested Herein................................. 36
         7.04     Severability of Provisions................................ 36
         7.05     Form and Content of Communications........................ 37
         7.06     Delivery of Notices Under Agreement....................... 37
         7.07     Successors and Assigns.................................... 38
         7.08     Governing Jurisdiction.................................... 38
         7.09     Accounting Year........................................... 38
         7.10     Counterparts.............................................. 39
         7.11     Disbursement Withdrawal Certificate....................... 39



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                      PUBLIC SERVICE COMPANY OF NEW MEXICO

                     MASTER DECOMMISSIONING TRUST AGREEMENT

                                       FOR

                      PALO VERDE NUCLEAR GENERATING STATION






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                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                     MASTER DECOMMISSIONING TRUST AGREEMENT
                                       FOR
                      PALO VERDE NUCLEAR GENERATING STATION


         AGREEMENT made the 15th day of March, 1996, by and between Public Service Company of New Mexico, a New Mexico corporation ("Company"), and Mellon Bank, N.A., a national banking association, having trust powers ("Trustee").

         WHEREAS, the Company is the: (1) lessee of a 10.2 percent undivided interest in Unit One of the Palo Verde Nuclear Generating Station; (2) lessee of a 10.2 percent undivided interest in Unit Two of the Palo Verde Nuclear Generating Station; and (3) owner of a 10.2 percent undivided interest in Unit Three of the Palo Verde Nuclear Generating Station; and

         WHEREAS, an affiliate of the Trustee is an owner participant with respect to: (1) the Company's leasehold interest in 1.36 percent of Unit One of the Palo Verde Nuclear Generating Station; and (2) the Company's leasehold interest in approximately 2.49 percent of Unit Two of the Palo Verde Nuclear Generating Station;

         WHEREAS, the Company is subject to regulation by the New Mexico Public Utility Commission ("NMPUC"), an agency of the State of New Mexico, the Nuclear Regulatory Commission ("NRC"), an agency of the United States government created and existing pursuant to 42 U.S.C. ss. 5841, and the Federal Energy Regulatory Commission ("FERC"), an agency of the United States government created and existing pursuant to 42 U.S.C. ss.ss.7134 and 7171; and

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         WHEREAS,  the Company has elected to satisfy certain regulations of the
NRC found at 10 C.F.R. ss.50.75(e) by the establishment of an external sinking fund, consisting of the Funds described herein, to provide financial assurance for the decommissioning of Palo Verde Unit 1, Palo Verde Unit 2 and Palo Verde Unit 3; and

         WHEREAS, the NMPUC has permitted the Company to include in its cost of service for ratemaking purposes certain amounts in order to provide monies for the Company's share of decommissioning costs with respect to the Palo Verde Nuclear Generating Station ("Station"); and

         WHEREAS, the Funds established herein are intended to satisfy the Company's obligation to accumulate funds for the payment of its share of Termination Costs for Palo Verde Unit 1, Palo Verde Unit 2 and Palo Verde Unit 3, in accordance with the requirements of Section 8A.7.2 of the ANPP Participation Agreement; and

         WHEREAS, pursuant to Section 468A of the Internal Revenue Code of 1986, 26 U.S.C. ss. 1 et seq., certain Federal income tax benefits are available to the Company by creating and contributing monies to qualified nuclear decommissioning reserve funds associated with the Station; and

         WHEREAS, the Company wishes to establish both qualified nuclear decommissioning reserve funds and nonqualified nuclear decommissioning reserve funds to hold monies for decommissioning the Station; and

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         WHEREAS,  the  Company  wishes  to  establish  a Master  Trust  for the collective  investment of the assets of the qualified and  nonqualified  nuclear
decommissioning  reserve  funds  for  the  Station,   wherein  each  Fund  shall
constitute a separate trust under the Master Trust; and

         WHEREAS, the assets of each of the qualified and nonqualified nuclear decommissioning reserve funds shall be deemed to have been transferred to a Master Trust to be held hereunder for the benefit of such Funds; and

         WHEREAS, pursuant to the ANPP Participation Agreement, any trustee hereunder shall be: (1) a corporation organized and existing under and by virtue of the laws of the United States or of any State; (2) authorized under such laws to exercise corporate trust powers; and (3) subject to supervision or examination by federal or state banking or trust authorities and shall not be owned by or subject to the control, except as provided therein, of the Company or any other direct or indirect participant in the Station or any parent or any other subsidiary of any parent of the Company or any other participant in the Station.

         NOW,  THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained, the Company hereby agrees to deliver to the Trustee and the Trustee

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hereby agrees to receive the initial contribution of assets pursuant to this
Agreement on or before March 15, 1996; and

         TO HAVE AND HOLD,  such assets and such assets as may from time to time
be  added   thereto  as  provided   herein,   together  with  the  proceeds  and
reinvestments thereof unto the Trustee;

         IN TRUST NEVERTHELESS, for the uses and purposes and upon the terms and conditions hereinafter set forth:

                                        I

                             DEFINITIONS AND PURPOSE

         1.01 Definitions. As used in this Agreement, the following terms shall have the following meanings:

         (1) "Agreement" shall mean and include this Master Decommissioning Trust Agreement, as the same may from time to time be amended, modified, or supplemented.

         (2) "ANPP Participation Agreement" shall mean the Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, among the Company, Arizona Public Service Company, Salt River Project, Southern California Edison Company, El Paso Electric Company, the Los Angeles Department of Water and Power and the Southern California Public Power Authority, as heretofore and hereafter amended pursuant to the terms thereof.

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         (3)    "Authorized  Representative"  shall  mean  the  Chief  Executive
                Officer,  President,  Treasurer,  or any Vice  President  of the
                Company, or any other person designated as an Authorized Representative of the Company.

         (4) "Board of Directors" shall mean the Board of Directors of the Company, or the Executive Committee thereof, as duly elected from time to time.

         (5)    "Certificate"   or   "Certification"   shall   mean  a   written
                certificate signed by two Authorized Representatives of the Company for a certificate of the Company.

         (6) "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

         (7) "Company" shall have the meaning set forth in the first paragraph of this Agreement.

         (8)    "Decommissioning   Costs"  shall  mean  the  costs  incurred  in
                decommissioning the Plants and shall include Termination Costs as defined in the ANPP Participation Agreement.

         (9)    "Disbursement   Certificate"  shall  mean  a  document  properly
                completed and executed by two Authorized Representatives of the Company and substantially in the form of Exhibit A hereto.

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         (10)   "Excess  Contribution"  shall  have  the  meaning  set  forth in
                Section 2.03 hereof.

         (11)   "Fund"  shall  mean  any one of the  Qualified  or  Nonqualified
                Funds.

         (12) "Funds" shall mean the Qualified Funds and the Nonqualified Funds, collectively.

         (13) "Investment Manager(s)" shall mean the fiduciary specified in the Investment Manager Agreement(s):

                (a) Which has been retained by the Company to manage, acquire, or dispose of any asset belonging to any Fund; and

                (b)  Which is:

                     (i)    registered  as  an  investment   adviser  under  the
                            Investment Advisers Act of 1940, or

                     (ii)   a bank, as defined in that Act, or

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                     (iii)  an insurance  company  qualified   to   perform,  as
                            described in subsection (a) above, under the laws of more than one state, and

                (c) Which has acknowledged, in writing, that it is a fiduciary with respect to the Funds, that it is qualified to act under subsection (b) above, and has agreed to be bound by all of the terms, provisions, and covenants of this Agreement.

         (14) "Investment Manager Agreement(s)" shall mean the agreement(s) between the Company and an investment manager(s) selected by the Company which agreement governs the management of the assets of the Funds.

         (15) "Master Trust" shall be used merely to refer to the Funds in the aggregate and is not intended nor should it be construed to constitute a separate entity.

         (16)   "Nonqualified   Funds"   shall   mean  the  Palo  Verde  Unit  1
                Nonqualified Fund, Palo Verde Unit 2 Nonqualified Fund and Palo Verde Unit 3 Nonqualified Fund, collectively.

         (17) "NMPUC" shall mean the New Mexico Public Utility Commission, as defined and set forth in the New Mexico Public Utility Act, Sections 62-3-1 et seq., New Mexico Statutes Annotated (1978).

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         (18)   "Palo  Verde  Unit 1" shall  mean  Unit  One of the  Palo  Verde
                Nuclear Generating Station.

         (19)   "Palo  Verde  Unit  1  Qualified   Fund"  shall  mean  the  Fund
                established and maintained under this Agreement for decommissioning Palo Verde Unit 1 to which monies are contributed subject to the conditions and limitations of Section 468A of the Code, plus earnings and appreciation thereon.

         (20) "Palo Verde Unit 1 Nonqualified Fund" shall consist of contributions by the Company for decommissioning Palo Verde Unit 1 (but only to the extent such Contributions are not deposited and maintained in the Palo Verde Unit 1 Qualified Fund) plus earnings and appreciation thereon.

         (21) "Palo Verde Unit 2" shall mean Unit Two of the Palo Verde Nuclear Generating Station.

         (22)   "Palo  Verde  Unit  2  Qualified   Fund"  shall  mean  the  Fund
                established and maintained under this Agreement for decommissioning Palo Verde Unit 2 to which monies are contributed subject to the conditions and limitations of Section 468A of the Code, plus earnings and appreciation thereon.


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         (23)   "Palo  Verde  Unit  2   Nonqualified   Fund"  shall  consist  of
                contributions by the Company for decommissioning Palo Verde Unit 2 (but only to the extent such Contributions are not deposited and maintained in the Palo Verde Unit 2 Qualified Fund) plus earnings and appreciation thereon.

         (24) "Palo Verde Unit 3" shall mean Unit Three of the Palo Verde Nuclear Generating Station.

         (25)   "Palo  Verde  Unit  3  Qualified   Fund"  shall  mean  the  Fund
                established and maintained under this Agreement for decommissioning Palo Verde Unit 3 to which monies are contributed subject to the conditions and limitations of Section 468A of the Code, plus earnings and appreciation thereon.

         (26) "Palo Verde Unit 3 Nonqualified Fund" shall consist of contributions by the Company for decommissioning Palo Verde Unit 3 (but only to the extent such contributions are not deposited and maintained in the Palo Verde Unit 3 Qualified Fund) plus earnings and appreciation thereon.


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         (27)   "Qualified  Fund" shall mean a nuclear  decommissioning  reserve fund as defined in section 468A(e) of the Code.

         (28)   "Service" shall mean the Internal Revenue Service.

         (29) "Station" shall mean the Palo Verde Nuclear Generating Station Units 1, 2 and 3, collectively.

         (30) "Termination Costs" shall have the meaning set forth in the ANPP Participation Agreement.

         (31) "Trustee" shall have the meaning set forth in the first paragraph of this Agreement.

         (32)   "Withdrawal   Certificate"   shall  mean  a  document   properly
                completed and executed by two Authorized Representatives of the Company and substantially in the form of Exhibit B hereto.

         1.02 Authorization. The Trustee and the Company hereby represent and warrant that each has full legal authority and is duly empowered to enter into this Agreement, and has taken all action necessary to authorize the execution of this Agreement by the officers and persons signing it.

         1.03 Purposes. The exclusive purposes of this Agreement are to provide assets for the decommissioning of the Station that are sufficient in the aggregate: (1) to pay the Company's share (determined pursuant to Sections

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8A.7.2 and 23.5.1 of the ANPP  Participation  Agreement) of Termination Costs of
Palo Verde Unit 1, Palo Verde Unit 2 and Palo Verde Unit 3; (2) to pay the costs
of  managing,   investing  and  administering  the  Funds,  including,   without
limitation, legal, accounting, actuarial and trustee expenses, and taxes, if any, levied on the Funds or on any investment income derived therefrom; and (3) to constitute qualified and nonqualified nuclear decommissioning funds for the Units (the Qualified Funds being established pursuant to Section 468A of the Code and any applicable successor provisions and the regulations thereunder). The assets of the Qualified Funds may be used only in a manner authorized by Code section 468A and the regulations thereunder.

                1.04 Establishment of the Funds. By execution of this Agreement, the Company:

                      (a) establishes the Funds, each of which shall constitute a trust consisting of such contributions as may be delivered to the Trustee by the Company designated for such Fund. Each Fund also shall include additional contributions (or other contributions as described in Section 2.02) designated for such Fund, together with investments and reinvestments thereon; and

                      (b) appoints Mellon Bank as Trustee of each of the Funds.

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         1.05  Acceptance of Appointment.  Upon the terms and conditions  herein set forth, Mellon Bank, N.A. accepts the appointment as Trustee of the Funds. The Trustee shall receive any contributions deposited with it by the Company and shall hold, manage, invest and administer such contributions, together with earnings and appreciation thereon, in accordance with this Agreement.

         1.06 Name of Master Trust. The contributions received by the Trustee from the Company together with the proceeds, reinvestments and appreciation thereof shall constitute the "Public Service Company of New Mexico Master Decommissioning Trust."

         1.07 Segregation of Master Trust. The Master Trust shall be divided by the Trustee into the Funds as follows:

         (a)   Palo Verde Unit 1 Qualified Fund;
         (b)   Palo Verde Unit 1 Nonqualified Fund;
         (c)   Palo Verde Unit 2 Qualified Fund;
         (d)   Palo Verde Unit 2 Nonqualified Fund;
         (e)   Palo Verde Unit 3 Qualified Fund;
         (f)   Palo Verde Unit 3 Nonqualified Fund.

         The Trustee shall maintain such records as are necessary to reflect each Fund separately on its books from each other Fund and shall create and maintain such subaccounts (including any subaccounts required to satisfy Federal Energy Regulatory Commission requirements) within each Fund as the Company shall direct.

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                                       II

                             DISPOSITIVE PROVISIONS

         After payment of the expenses described in Section 5.01 hereof, the Trustee shall distribute the assets of the Funds as follows:

         2.01 Payment of Nuclear  Decommissioning  Costs. The Trustee shall make
payments  of  the  Decommissioning   Costs  in  accordance  with  the  following
procedures:

                (1) Authorized Representative. The Company shall promptly notify the Trustee of the selection and appointment of any Authorized Representative of the Company. The Trustee shall have no duty to inquire into or investigate the continued authority of such person to act as the Authorized Representative. The Company shall provide the Trustee with written notice of the termination of any Authorized Representative's authority.

                (2) Disbursements to Third Parties. Requests for payments of Decommissioning Costs to any person (other than the Company) for goods provided or labor or other services rendered to the Company in connection with the decommissioning of the Plants shall be submitted by the Company to the Trustee on a Disbursement Certificate.


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                (3)  Reimbursement to the Company.  Requests for payments to the
                     Company in reimbursement of Decommissioning Costs actually incurred by the Company and paid by the Company to any other person shall be submitted by the Company to the Trustee on a Withdrawal Certificate.

                (4) Payment of Decommissioning Costs. The Trustee shall pay Decommissioning Costs when a Disbursement Certificate or Withdrawal Certificate is filed with the Trustee, showing with respect to each withdrawal of money:

                     (a) the name and address of the person or entity to whom payment is due (which may be the Company);

                     (b)  the amount of money to be paid; and

                     (c) the purpose for which the obligation to be paid was incurred.

                     Each Disbursement Certificate or Withdrawal Certificate must certify that the expenses paid constitute Decommissioning Costs and shall provide satisfactory evidence to the Trustee that such expenses have been incurred.

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         2.02  Additions  to the  Funds.  From time to time  after  the  initial contribution and prior to the termination of this Agreement, the Company may make, and the Trustee shall accept, additional contributions of assets to satisfy the purposes of this Agreement as set forth in Section 1.03, which contributions shall be made to the applicable Fund(s).

         2.03 Adjustments for Excess Contributions. The Trustee and the Company understand and agree that the contributions made by the Company to any of the Qualified Funds from time to time may exceed the amount permitted to be paid into such fund(s) pursuant to Section 468A of the Code and any regulations thereunder based upon changes in estimates, subsequent developments, or any other event or occurrence which could not reasonably have been foreseen by the Company at the time such contribution was made (Excess Contribution). Upon Certification of the Company, setting forth the amount of the Excess Contribution, the amount of any Excess Contribution (together with any income accrued thereon) shall be paid to the person or persons specified by the Company in a Certification to the Trustee.

         2.04 Transfers Between Funds. The Trustee shall transfer assets between Funds only upon written instructions from the Company.


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         2.05 Designation of Funds. Upon: (a) the initial contribution;  (b) any withdrawal from any Fund for Decommissioning Costs pursuant to Section 2.01 or for administrative expense pursuant to Section 5.01; (c) any addition to any Fund pursuant to Section 2.02; or (d) any adjustment to any Fund pursuant to section 2.03, the Company shall designate, by Certificate, the appropriate Funds which are to be credited or debited by such contribution, withdrawal, addition, or adjustment, and the Trustee shall credit or debit the appropriate Funds in accordance with such designation.

         2.06 Distribution of Income. Upon written consent of the Company, assets of a Qualified Fund established pursuant to this Agreement may be pooled, but only with the assets of another Qualified Fund established pursuant to this Agreement, and assets of a Nonqualified Fund established pursuant to this Agreement may be pooled, but only with the assets of another Nonqualified Fund established pursuant to this Agreement, provided that the following conditions are satisfied: (i) the Trustee must separately account for the contributions, earnings, expenses, and distributions of such Fund; (ii) the earnings and expenses must be reasonably apportioned among such Funds; (iii) the books and records of such Funds must enable the Service to verify that the requirements of Code section 468A and the regulations thereunder are satisfied. Any pooling arrangement undertaken as permitted in this Section 2.06 can be terminated at any time by any Fund. No Fund in such a pooling arrangement may substitute for itself in such arrangement any person that is not a member of the pooling arrangement. Notwithstanding the foregoing, the provisions of this Section 2.06

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shall not limit  the  Trustee's  authority  to invest in  permissible  common or collective trust funds.

         2.07 No Transferability of Interest in Trust. The interest of the Company in the Funds is not transferable by the Company, whether voluntarily or involuntarily, nor subject to the claims of creditors of the Company, provided, however, that any creditor of the Company as to which a Disbursement Certificate has been properly completed and submitted to the Trustee may claim directly against the appropriate Fund in an amount not to exceed the amount specified on such Disbursement Certificate. Nothing herein shall be construed to prohibit a transfer of the Company's interest in a Fund upon sale of all or part of the Company's ownership or leasehold interest in any plant or plants.

         2.08 Revocation and Termination of Agreement. The Company reserves the power to revoke this Agreement, in whole or in part, by instrument or instruments in writing delivered to the Trustee ninety (90) days in advance of the proposed revocation; provided, however, that the assets of the Funds are transferred to another decommissioning trust or otherwise dedicated to payment of Decommissioning Costs and other expenses permitted hereunder; provided further, however, that absent revocation by the Company, this Agreement will terminate (in whole or in part) upon the earlier of:

                (1)  Receipt by the  Trustee of a  Certificate  from the Company stating that substantial completion of the nuclear decommissioning of the Plants has occurred (as defined in Treasury Regulations promulgated under Code Section 468A and consistent with the requirements of the ANPP Participation Agreement);


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                (2)  The twentieth  anniversary  of the date of the death of the survivor from among a class consisting of all of the descendants of John D. Rockefeller, late of New York, New York, born on or prior to January 1, 1996; or

                (3) At such earlier time as the Company may terminate all or a portion of the Funds.

         2.09 Termination of Qualified Funds. One or more of the Qualified Funds shall terminate upon the earlier of:

                (1) Its disqualification from the application of Section 468A of the Code, whether pursuant to an administrative action on the part of the Service or the decision of any court of competent jurisdiction, but in no event earlier than the date on which all available appeals have been either prosecuted or abandoned and the period of time for taking any further appeals has elapsed; or

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                (2)  The  disposition  by the  Company  of any  interest  in the
                     Plants, to the extent provided in regulations by the Service promulgated under Code Section 468A.

         2.10 Distribution of Assets Upon Termination. Upon termination of any one or more of the Fund(s), the Trustee shall assist the Investment Manager in liquidating the assets of the Fund(s), and thereupon distributing the then-existing assets of the Fund(s) (including accrued, accumulated, and undistributed net income) less final administrative expense (including accrued taxes) to the Company.

         2.11 Alterations and Amendments. The Trustee and the Company understand and agree that modifications or amendments may be required to this Agreement from time to time consistent with the purposes of this Agreement. Notwithstanding anything herein to the contrary, no amendment which affects the specific rights, duties, responsibilities, or liabilities of the Trustee, shall be made without its consent and no amendment shall be effective prior to the Trustee receiving reasonable notice thereof. No amendment or modification to the Agreement is permitted that would cause the assets of the Qualified Funds to be used in a manner contrary to that authorized by Code section 468A and the regulations thereunder.

         2.12 No Authority to Conduct Business. The purpose of this Agreement is limited to the matters set forth in Section 1.03 above, specifically, and there is no objective to carry on any business unrelated to the purposes set forth in
Section 1.03 hereof, or to divide the gains therefrom.

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
                                       III

                                    TRUSTEES

         3.01 Designation and Qualification of Successor Trustee(s). The Company by this Agreement has appointed the Trustee named herein having all requisite corporate power and authority to act as the sole Trustee. The Trustee shall act in accordance with the directions provided to it by the Company under the terms of this Agreement. At any time during the term of this Trust, the Company shall have the right to remove the Trustee acting hereunder and appoint another qualified corporation, pursuant to the requirements of the ANPP Participation Agreement, as a Successor Trustee upon sixty (60) days' notice in writing to the Trustee, or upon such shorter notice as may be acceptable to the Trustee. In the event that the Trustee or any Successor Trustee shall: (a) become insolvent or admit in writing its insolvency; (b) be unable or admit in writing its inability to pay its debts as such debts mature; (c) make a general assignment for the benefit of creditors; (d) have an involuntary petition in bankruptcy filed against it; (e) commence or otherwise seek to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law, statute, or proceeding; or (f) resign, the Trustees or Successor Trustee shall cease to act as a fiduciary of the Funds established pursuant to this Agreement and the Company shall appoint a Successor Trustee. In the event of any


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such removal or  resignation,  the Trustee or Successor  Trustee  shall have the right to have its accounts settled as provided in Section 3.04 hereof. Any successor to the Company, as provided herein, shall have the same right to remove and to appoint any Trustee or Successor Trustee.

         Any Successor Trustee shall qualify by a duly acknowledged acceptance of this Master Trust, delivered to the Company. Upon acceptance of such appointment by the Successor Trustee, the Trustee shall assign, transfer and pay over to such Successor Trustee the monies and properties then constituting the Funds. Any Successor Trustee shall have all the rights, powers, duties and obligation herein granted to the original Trustee.

         3.02 Resignation. The Trustee or any Successor Trustee hereof may resign and be relieved as Trustee at any time without prior application to or approval by or order of any court by a duly acknowledged instrument, which shall be delivered to the Company by the Trustee not less than sixty (60) days prior to the effective date of the Trustee's resignation or upon such shorter notice as may be acceptable to the Company.

         3.03 Compensation. The Trustee shall be entitled to compensation as may be agreed from time to time by the Company and the Trustee. Such compensation shall be payable by the Company, shall constitute administrative costs and shall be reimbursable by the Master Trust.


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

         3.04 Accounts. The Trustee shall present financial statements to the Company on a quarterly basis (within forty-five (45) days following the close of each quarter), or at such other frequency as the Company shall from time to time require. The financial statements shall show the financial condition of each of the Funds, including, without limitation, income and expenses of each of the Funds for the period. The Trustee shall assume responsibility for employing independent public accountants to audit the financial statements not less frequently than annually, subject to the provisions contained in Section 5.05. The Company shall have the right to object to any of the Trustee's audited financial statements. If the Company desires to object to the Trustee's audited financial statements it shall deliver notice of its objection to the Trustee in writing within one hundred and eighty (180) days from the day the Trustee shall mail or deliver such audited financial statements to the Company. If no written objection is made within that time, the presentation of the audited financial statements to the Company shall release and discharge the Trustee with respect to all acts or omissions; provided, however, that nothing contained herein shall be deemed to relieve the Trustee of any liability which may be imposed pursuant to Section 3.06 hereof.

         3.05 Tax Returns and Other Reports. The Trustee and the Company shall cooperate in the preparation of income or franchise tax returns or other reports as may be required from time to time, including reports required pursuant to the ANPP Participation Agreement, and, subject to the limitations contained in

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Section 5.05, may employ  independent  certified public accountants or other tax counsel to prepare or review such returns and reports. The Trustee shall present to the Company on a monthly basis a report setting forth all investments purchased by the Investment Manager(s) during the previous month.

         3.06 Liability. The Trustee shall be liable for the acts, omissions or defaults of its own officers and employees. The Trustee shall not be liable for the acts, omissions or defaults of its agents, provided any such agents were selected with reasonable care and the performance and status of the agent is monitored with reasonable care throughout the duration of the agency relationship. The Trustee shall not be liable for the failure or default of any bank or depositary, provided any such bank or depositary was selected with reasonable care and its performance and status is monitored with reasonable care. Except where the Trustee exercises its investment discretion as provided in this Agreement, the Trustee shall not be liable for the acts or omissions of any Investment Manager(s) acting hereunder. Except as provided in Section 3.04, the Trustee shall not be liable in regard to the exercise or nonexercise of any powers and discretion properly delegated pursuant to the provisions of this Agreement.

         Notwithstanding the foregoing, the Trustee (and not the Funds), to the extent of its investment discretion provided under Article VI, shall be liable for any consequences resulting from investing assets of the Qualified Funds in other than permissible assets or from self-dealing as defined in Code section 468A(e)(5) and Treasury Regulations section 1.468A-5(b).

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


         The Trustee is prohibited from doing any act or knowingly engaging in any transaction that would violate the terms and conditions of any instructions provided by written Certificate of the Company that are consistent with this Agreement, or contravening any provision of this Agreement. Upon receipt of a Certificate of the Company giving the Trustee notice of either (a) instructions of the Company to the Trustee, or (b) acts or transactions the Company believes constitute a violation by the Trustee of the provisions of this Agreement, the Trustee shall follow the instructions of the Company, and/or cease and desist from the acts identified in the Certificate as violating the provisions of this Agreement. To the extent the Trustee fails to follow the instructions of the Company, or continues with any act identified in the Certificate as violating the provisions of this Agreement, from the date of receipt of the Certificate providing the instructions and/or notice of violation of the provisions of this Agreement, the Trustee (and not any Fund) shall be liable for all consequences flowing from any failure to follow the Company's instructions, and/or flowing from any violation by the Trustee of the provisions of this Agreement. Notwithstanding the foregoing, the Trustee (and not any Fund) shall be liable for all consequences flowing from any violation by the Trustee of the provisions of this Agreement, regardless of whether notice thereof was provided by the Company.


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

         3.07 Indemnity of Trustee. The Company hereby agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence, willful recklessness or bad faith on the part of the Trustee, arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, provided such loss, liability or expense does not result from self-dealing under Section 3.06 hereof, and provided further that no such costs or expenses shall be paid if the payment of such costs or expenses is prohibited by section 468A of the Code or regulations thereunder.

                                       IV

                                   INVESTMENTS

         4.01 Appointment of Investment Manager(s). The Company may appoint one or more Investment Managers to direct the investment of all or part of the assets of the Funds. The Company shall also have the right to remove any such Investment Manager. The appointment of the Investment Manager(s) shall be made in accordance with any procedure specified by the Company. The Company shall provide notice of any such appointment by Certification to the Trustee which shall specify the portion of the Funds with respect to which the Investment Manager(s) has been designated. The Investment Manager(s) shall certify in writing to the Trustee that it is qualified to act in the capacity provided under the Investment Manager Agreement, shall accept its appointment as such

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Investment  Manager(s),  shall  certify  the  identity  of the person or persons authorized to give instructions or directions to the Trustee on its behalf, including specimen signatures, and shall undertake to perform the duties imposed on it under the Investment Manager Agreement. The Trustee may continue to rely upon all such certifications unless otherwise notified in writing by the Company or the Investment Manager(s), as the case may be.

         4.02 Direction by Investment Managers. Notwithstanding Article VI, the Investment Manager(s) designated by the Company to manage any portion of the assets of the Funds shall have authority to manage, acquire, and dispose of the assets of the Funds, or a portion thereof as the case may be. The Investment Manager(s) is authorized to invest in securities specified in Section 6.02. The Investment Manager(s) shall have the power and authority, exercisable in its sole discretion at any time, and from time to time, to issue and place orders for the purchase or sale of portfolio securities directly with qualified brokers or dealers. The Trustee, upon proper notification from an Investment Manager, shall execute and deliver in accordance with the appropriate trading authorizations. Written notification of the issuance of each such authorization shall be given promptly to the Trustee by the Investment Manager(s), and the Investment Manager(s) shall cause the execution of such order to be confirmed in writing to the Trustee by the broker or dealer. Such notification shall be proper authority for the Trustee to pay for portfolio securities purchased against receipt thereof and to deliver portfolio securities sold against payment therefor, as the case may be.

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


         The authority of the Investment Manager(s) and the terms and conditions of the appointment and retention of the Investment Manager(s) shall be the responsibility solely of the Company, and the Trustee shall not be deemed to be a party to or to have any obligations under any agreement with the Investment Manager(s). Any duty of supervision or review of the acts, omissions or overall performance of the Investment Manager(s), shall be the exclusive responsibility of the Company, and, except as provided in Section 3.06, the Trustee shall have no duty to review any securities or other assets purchased by the Investment Manager(s) or to the Company with respect to the exercise or nonexercise of any power by the Investment Manager(s).

         Unless the Trustee participates knowingly in, or knowingly undertakes to conceal an act or omission of an Investment Manager(s) knowing such act or omission to be a breach of the fiduciary responsibility of the Investment Manager(s), the Trustee shall be under no liability of any kind which may result by reason of any action taken by it in accordance with any direction of the Investment Manager(s). In any event, the Trustee shall be under no liability for any loss of any kind by reason of changes in value of the investments purchased, sold, or retained by the Investment Manager(s), nor for the risk or diversification of the portfolio, nor for the turnover of the investments, nor for any other aspect of a portfolio for which an Investment Manager(s) has been appointed.


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

                                        V

                            TRUSTEE'S GENERAL POWERS

         The Trustee Shall have, with respect to the Funds, the following powers, all of which powers are fiduciary powers to be exercised in a fiduciary capacity and in the best interests of the Funds and the beneficiaries thereof, and which are to be exercised as the Trustee, acting in Such fiduciary capacity, in its discretion, shall determine and, which, except as otherwise provided, are intended in no way to limit the powers of the office, namely:

         5.01 Payment of Expenses of Administration. To pay all ordinary and necessary expense and other incidental costs including, but not limited to, Investment Manager(s) fees and the fees and/or compensation of any professional advisors, legal counsel or administrative support hired by the Company, expenses and insurance policy premiums incurred in connection with this Agreement or the Funds in the discharge of the Trustee's fiduciary obligations under this Agreement, but only to the extent that such amount(s): (1) may be incurred and paid from the Funds without causing the Funds to become disqualified from the application of Section 468A of the Code or any applicable successor provisions; and (2) are permissible under the ANPP Participation Agreement.

         5.02 Extension of Obligations and Negotiation of Claims. To renew or extend the time of payment of any obligation, secured or unsecured, payable to or by this Trust, for as long a period or periods of time and on such terms as the Trustee shall determine, and to adjust, settle, compromise, and arbitrate

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


claims or demands in favor of or against this Trust, including claims for taxes, upon such terms as the Trustee may deem advisable, subject to the limitations contained in Section 6.03 (regarding self-dealing), and the procedures contained in Section 2.01.

         5.03 Registration of Securities. To hold any stocks, bonds, securities, and/or other property in the name of a nominee, in a street name, or by other title-holding device, without indication of trust.

         5.04 Location of Assets. To keep any property belonging to any Fund at any place in the United States.

         5.05 Retention of Professional Services. To execute any of the powers hereof and perform the duties required of it hereunder by or through its employees, agents, attorneys, contractors or receivers.

         5.06 Delegation of Ministerial Powers. To delegate to other persons such ministerial powers and duties as the Trustee may deem to be advisable.

         5.07 Powers of Trustee to Continue Until Final Distribution. To exercise any of such powers after the date on which the principal and income of the Funds shall have become distributable and until such time as the entire principal of, and income from, the Funds shall have been actually distributed by the Trustee. It is intended that distribution of the assets of the Funds will occur as soon as possible upon termination of the Agreement, subject, however, to the limitations contained in Sections 2.08, 2.09 and 2.10 hereof.

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

         5.08 Voting. To vote in person or by proxy (at the direction of an Investment Manager to the extent an asset is being managed by an Investment Manager) any stocks, bonds or other securities held by the Funds.

         5.09 Power to Join in or Dissent From Certain Events. To join in, dissent or oppose the reorganization, recapitalization, consolidation, sale or merger of corporations or properties in which the Funds may hold stocks, bonds or other securities or in which the Funds may be interested, upon such terms and conditions as deemed wise; to pay any assessments or subscriptions in connection therewith, and to accept any securities or property, whether or not the Trustee would be authorized to invest in such securities or property, which may be issued upon any such reorganization, recapitalization, consolidation, sale or merger and thereafter to hold the same, without any duty to sell.

         5.10 Prohibition Against Real Estate Investment. Notwithstanding anything else in this Agreement to the contrary, including, without limitation, any specific or general power granted to the Trustee and the Investment Manager(s), no portion of the Funds shall be invested in real estate. For


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



purposes of this section 5.10, "real estate" includes, but is not limited to, real property, leaseholds or mineral interests.

         5.11 Discretion in Exercise of Powers. To do any and all other acts which the Trustee shall deem proper to effectuate the powers specifically conferred upon it by this Agreement, provided, however, that the Trustee may not, in its discretionary exercise of powers, do any act or knowingly engage in any transaction which would:

                (1)  Disqualify  the  Qualified  Funds from the  application  of
                     Section 468A (or any applicable successor provision) of the Code; or

                (2)  Contravene any provision of this Agreement; or

                (3)  Violate any terms or conditions of applicable law.

                                       VI

                           TRUSTEE'S INVESTMENT POWERS

         The Trustee recognizes the authority of the Investment Manager(s) to manage, invest, and reinvest the assets of the Funds pursuant to the Investment Manager Agreement and as provided in Section 4.02 of this Agreement, and the Trustee agrees to cooperate with the Investment Manager(s) as deemed necessary to accomplish these tasks; provided, however, that to the extent an Investment Manager is not otherwise appointed by the Company, or to the extent that an

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Investment  Manager has not invested  Fund monies,  the Trustee shall act in the capacity of the Investment Manager as provided in Article IV. Upon the written authorization of the Company from time to time, the Trustee shall have the following investment powers, all of which are fiduciary powers to be executed in a fiduciary capacity and in the best interest of the Funds and the beneficiaries thereof, and which are to be exercised by the Trustee, acting in such fiduciary capacity, in its discretion, shall determine and, except as otherwise provided, which are intended in no way to limit the powers of the office, namely:

         6.01 Investment Standards. The Trustee in its exercise of investment discretion as authorized by the Company and consistent with any investment standards of the NMPUC, any other relevant regulatory agency and the ANPP Participation Agreement, shall hold, manage, and invest the assets of the Funds, except as provided in Section 6.02;

         6.02 Investment of Funds. To invest and reinvest all or part of the Funds, including any undistributed income therefrom; provided, however, that no such investment or reinvestment of the Funds may be made by the Trustee which would contravene any instructions issued by the Company or any applicable investment standards. In all cases, however, the total investments by the Trustee must be sufficiently liquid to enable the Master Trust to fulfill the purposes of the Master Trust and to satisfy obligations of the Master Trust as such obligations become due. Nothing in this Section 6.02 shall be construed as authorizing the Trustee to carry on any business or to divide the gains therefrom.

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

         6.03 Management of Master Trust. To sell, exchange, partition, or otherwise dispose of all or any part of the Master Trust at public or private sale, without prior application to, or approval by, or order of any court, upon such terms and in such manner and at such prices as the Trustee shall determine; to modify, renew or extend bonds, notes or other obligations or any installment of principal thereof or any interest due thereon and to waive any defaults in the performance of the terms and conditions thereof; and to execute and deliver any and all bills of sale, assignments, bonds or other instruments in connection with these powers, all at such times, in such manner and upon such terms and conditions as the Trustee may deem expedient to accomplish the purposes of this Master Trust as set forth in Section 1.03.

         Notwithstanding anything contained in this Agreement to the contrary, the Trustee may not authorize or carry out any sale, exchange or other transaction which would constitute an act of "self-dealing" within the meaning of Section 4951 of the Code, as such section is made applicable to the Qualified Funds by Section 468A(e)(5) of the Code, any regulations thereunder, and any applicable successor provision.

         6.04 Disposition of Investments. When required to make any payments under Section 2.01 or 5.01 hereof, from monies over which the Trustee has discretion, the Trustee shall sell investments at the best price reasonably

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



obtainable, or present investments for prepayment, but only upon written direction from the Company. The Trustee shall have no liability, except for its own negligence or willful misconduct, with respect to any sale or prepayment of an investment directed by the Company or an Investment Manager or made by an Investment Manager through a broker-dealer.

         6.05 Power to Hold Uninvested Cash. To hold uninvested cash in a commercial bank of the Trustee or that of an affiliate, as it shall deem necessary.

         6.06 Cash Sweep Provision. To invest in any collective, common or pooled trust fund operated or maintained exclusively for the commingling of and collective investment of monies or other assets including any such funds operated or maintained by the Trustee or an affiliate.

                                       VII

                                  MISCELLANEOUS

         7.01 Headings. The section headings set forth in this Agreement and the Table of Contents are inserted for convenience of reference only and shall be disregarded in the construction or interpretation of any of the provisions of this Agreement.

         7.02 Particular Words. Any word contained in the text of this Agreement shall be read as the singular or plural and as the masculine, feminine, or neuter as may be applicable or permissible in the particular context. Unless otherwise specifically stated, the word "person" shall be taken to mean and include an individual, partnership, association, trust, company, or corporation.

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         7.03 Parties  Interested  Herein.  Nothing expressed or implied in this
Agreement is intended or shall be construed to confer upon, or to give to, any person or corporation, other than the Company and the Trustee any right, remedy or claim under or by reason of this Agreement, or any covenant, condition or stipulation contained herein. The Company shall be entitled to receive payments for Decommissioning Costs and administrative expenses of the Funds which the Company may incur in carrying out the purposes set forth in Section 1.03 of this Agreement.

         7.04 Severability of Provisions. If any provision of this Agreement or its application to any person or entity or in any circumstances shall be invalid and unenforceable, the application of such provision to persons and in circumstances other than those as to which it is invalid or unenforceable and the other provisions of this Agreement, shall not be affected by such invalidity or unenforceability.

         7.05 Form and Content of Communications. The names of any person authorized to act on behalf of the Company shall be certified, with the specimen signature of such person, to the Trustee by the Company. Until it receives appropriate written evidence to the contrary, the Trustee shall be fully protected in relying upon or acting in accordance with any written notice,

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instruction, direction, certificate, resolution, or other communication believed by it to be genuine and to be signed and/or certified by any proper person, and the Trustee shall be under no duty to make any investigation or inquiry as to the truth or accuracy of any statement contained therein. Until notified in writing to the contrary, the Trustee shall have the right to assume that there has been no change in the identity or authority of any person previously certified to it hereunder.

         7.06 Delivery of Notices Under Agreement. Any notice required by this Agreement to be given to the Company or the Trustee shall be deemed to have been properly given when mailed, postage prepaid, by registered or certified mail, to the person to be notified as set forth below:

If to the Company:

PUBLIC SERVICE  COMPANY OF NEW MEXICO Alvarado  Square  Albuquerque,  New Mexico
87158

Attention:  Robert G. McMahon

If to the Trustee:

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, Pennsylvania  15258-0001

Attention:  Denise A. Fuhrer

The Company or the Trustee may change that address by delivering notice thereof in writing to the other party.

         7.07 Successors and Assigns. Subject to the provisions of Sections 2.07 and 3.01, this Agreement shall be binding upon and inure to the benefit of the Company, the Trustee and their respective successors, assigns, personal representatives, executors and heirs.


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         7.08 Governing Jurisdiction.  Each Fund is a Pennsylvania trust and all questions pertaining to its validity, construction, and administration shall be determined in accordance with the laws of the Commonwealth of Pennsylvania to the extent not preempted by Federal law.

         7.09 Accounting Year. Each Fund shall operate on an accounting year which coincides with the calendar year, January 1 through December 31.

         7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         7.11 Disbursement Withdrawal Certificate. No provision of this Agreement shall be construed or applied so as to require the preparation of a Disbursement Certificate or a Withdrawal Certificate to authorize the payment of compensation to the Trustee under Section 3.03 or of the expenses of administration under Section 5.01.

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         IN WITNESS  WHEREOF,  the Company and the Trustee  have set their hands and seals to this Agreement as of the day and year first above written.

                                         PUBLIC SERVICE COMPANY OF NEW MEXICO



                                         By: ________________________________
                                                             Title

                                         Attest: ____________________________
                                                             Title



                                         MELLON BANK, N.A.



                                         By: ________________________________
                                                             Title

                                         Attest: ____________________________
                                                             Title


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
                                                                      Exhibit A

                            DISBURSEMENT CERTIFICATE


                The undersigned, being Authorized Representatives of Public Service Company of New Mexico ("Company"), a New Mexico corporation, and, in such capacity, being authorized and empowered to execute and deliver this certificate, hereby certify to the Trustee pursuant to Section 2.01 of the Public Service Company of New Mexico Master Decommissioning Trust Agreement for Palo Verde Nuclear Generating Station ("Palo Verde"), dated March ___, 1995:

                (1) there is due and owing to each payee ("Payee") [all/a portion] of the invoiced cost to the Company for goods or services provided in connection with the decommissioning of Unit [One/Two/Three] of Palo Verde as evidenced by the Invoice Schedule (with supporting exhibits) attached as
                     Exhibit 1 hereto;

                (2) all such amounts due and owing to the Payees constitute Decommissioning Costs; and

                (3) all conditions precedent to the making of this withdrawal and disbursement set forth in any agreement between such Payee and the Company have been fulfilled.

                Accordingly, you are hereby authorized to withdraw $__________ from the [Palo Verde Unit 1/Palo Verde Unit 2/Palo Verde Unit 3] [Qualified/Nonqualified] Fund in order to permit payment of such sum to be made to Payees for such purpose. You are further authorized to disburse such sum, once withdrawn, directly to such Payees in the following manner: [DESCRIBE:
JOINT PAYEE CHECK, WIRE TRANSFER, ETC.] on or before , 19__.

                Executed this       day of           , 19__.



                                          By:
                                          --------------------------------
                                               Authorized Representative



                                          --------------------------------
                                               Authorized Representative

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
                                                                      Exhibit B

                             WITHDRAWAL CERTIFICATE


                The undersigned, being Authorized Representatives of Public Service Company of New Mexico ("Company"), a New Mexico corporation, and in such capacity, being duly authorized and empowered to execute and deliver this certificate, hereby certify to the Trustee pursuant to Section 2.01 of the Public Service Company of New Mexico Master Decommissioning Trust Agreement for Palo Verde Nuclear Generating Station dated March __, 1995:

                (1) there is due and owing to the Company [all/a portion] of the invoiced cost to the Company for goods or services provided in connection with the decommissioning of Palo Verde as evidenced by the Invoice Schedule with supporting exhibits attached as Exhibit 1 hereto;

                (2) all such amounts have been paid by the Company and constitute Decommissioning Costs; and

                (3) all conditions precedent to the making of this withdrawal and disbursement and the payment by the Company of the Decommissioning Costs set forth in any agreement between such payee of the Companies and the Company have been fulfilled.

                Accordingly, you are hereby authorized to withdraw $__________ from the [Palo Verde Unit 1/Palo Verde Unit 2/Palo Verde Unit 3] [Qualified/Nonqualified] Fund in order to permit payment of such sum to be made to the Company for such purpose. You are further authorized to disburse such sum, once withdrawn, directly to such Payees in the following manner: [DESCRIBE:
JOINT PAYEE CHECK, WIRE TRANSFER, ETC.] on or before , 19__.

                Executed this       day of           , 19__.



                                       By:
                                       --------------------------------
                                             Authorized Representative



                                       ---------------------------------
                                             Authorized Representative



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